EXHIBIT 10.128        UNCONDITIONAL GUARANTEE OF PAYMENT

TO:  ARIMETCO, INC.

     1. FOR VALUABLE CONSIDERATION, the undersigned (hereinafter called "Guarantor"), whose address is set forth after Guarantor's signature below, jointly and severally, and unconditionally, guarantees and promises to pay to ARIMETCO, INC., a Nevada corporation (hereinafter called "Lender"), or order, upon demand, in lawful money of the United States, (i) that note dated of even date herewith, made by NORD COPPER CORPORATION, a Delaware corporation (hereinafter called "Borrower"), in favor of Lender in the face amount of ONE MILLION FIVE HUNDRED FIFTY THOUSAND AND NO 100/HUNDREDS DOLLARS ($1,550,000.00) (the "Note"), principal and interest and all other sums payable thereunder, or at the election of Lender any one or more installments thereof, in the event that Borrower fails to punctually pay any one or more installments of the Note (principal and/or interest), or any other sum payable thereunder at the time and in the manner provided therein; and (ii) all other indebtedness of Borrower to Lender arising under or in connection with the Note, any loan agreement between Borrower and Lender executed and delivered in connection with the Note and any deed of trust or other security document or instrument given in connection therewith, including without limitation, the Environmental Indemnification Agreement of even date herewith by and between Lender and Borrower and the Grant of Production Payment of even date herewith by and between Lender and Borrower (the indebtedness evidenced by the Note together with all other indebtedness specified above is hereinafter collectively called the "Indebtedness").

     2. The obligations of Guarantor hereunder are joint and several if Guarantor is more than one person or entity, are separate and independent of the obligations of Borrower and of any other guarantor, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or any other guarantor or whether Borrower or any other guarantor is joined in any action or actions. The obligations of Guarantor hereunder shall survive and continue in full force and effect until payment in full of the Indebtedness is actually received by Lender and the period of time has expired during which any payment made by Borrower or Guarantor to Lender may be determined to be a Preferential Payment (defined below), notwithstanding any release or termination of Borrower's or any other guarantor's liability by express or implied agreement with Lender or by operation of law and notwithstanding that the Indebtedness or any part thereof is deemed to have been paid or discharged by operation of law or by some act or agreement of Lender. For purposes of this Guarantee, the Indebtedness shall be deemed to be paid only to the extent that Lender actually receives immediately available funds and to the extent of any credit bid by Lender at any foreclosure or trustee's sale of any security for the Indebtedness.

     3. Guarantor agrees that to the extent Borrower or Guarantor makes any payment to Lender in connection with the Indebtedness, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Lender or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise (any such payment is hereinafter referred to as a "Preferential Payment"), then this Guarantee shall continue to be effective or shall be reinstated, as the case may be, and, to the extent of such payment or repayment by Lender, the Indebtedness or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

     4. Guarantor is providing this Guarantee at the instance and request of Borrower to induce Lender to extend or continue financial accommodations to Borrower. Guarantor hereby represents and warrants that Guarantor is and will continue to be fully informed about all aspects of the financial condition and business affairs of Borrower that Guarantor deems relevant to the obligations of Guarantor hereunder and hereby waives and fully discharges Lender from any and all obligations to communicate to Guarantor any information whatsoever regarding Borrower or Borrower's financial condition or business affairs.

     5. Guarantor authorizes Lender, without notice or demand and without affecting Guarantor's liability hereunder, from time to time, to: (a) renew, modify, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Indebtedness or any part thereof, including increasing or decreasing the rate of interest thereon; (b) release, substitute or add any one or more endorsers, Guarantor or other guarantors; (c) take and hold security for the payment of this Guarantee or the Indebtedness, and enforce, exchange, substitute, subordinate, waive or release any such security; (d) proceed against such security and direct the order or manner of sale of such security as Lender in its discretion may determine; and (e) apply any and all payments from Borrower, Guarantor or any other guarantor, or recoveries from such security, in such order or manner as Lender in its discretion may determine.

     6. Guarantor waives and agrees not to assert: (a) any right to require Lender to proceed against Borrower or any other guarantor, to proceed against or exhaust any security for the Indebtedness, to pursue any other remedy available to Lender, or to pursue any remedy in any particular order or manner; (b) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement hereof; (c) demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand, nonpayment and acceptance of this Guarantee; (d) notice of the existence, creation or incurring of new or additional indebtedness of Borrower to Lender; (e) the benefits of any statutory provision limiting the liability of a surety, including without limitation the provisions of A.R.S. Sections 12-1641, et seq.; (f) any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever (other than payment in full) of the liability of Borrower for the Indebtedness; and (g) the benefits of any statutory provision limiting the right of Lender to recover a deficiency judgment, or to otherwise proceed against any person or entity obligated for payment of the Indebtedness, after any foreclosure or trustee's sale of any security for the Indebtedness, including without limitation the benefits, if any, to Guarantor of A.R.S. Section 33-814. Guarantor hereby expressly consents to any impairment of collateral, including, but not limited to, failure to perfect a security interest and release collateral and any such impairment or release shall not affect Guarantor's obligations hereunder. Until payment in full of the Indebtedness, Guarantor shall have no right of subrogation and hereby waives any right to enforce any remedy which Lender now has, or may hereafter have, against Borrower, and waives any benefit of, and any right to participate in, any security now or hereafter held by Lender.

     7. All existing and future indebtedness of Borrower to Guarantor is hereby subordinated to the Indebtedness and such indebtedness of Borrower to Guarantor, if Lender so requests, shall be collected, enforced and received by Guarantor as trustee for Lender and shall be paid over to Lender on account of the Indebtedness, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guarantee.

     8. In addition to all liens upon, and rights of setoff against, the monies, securities or other property of Guarantor given to Lender by law, Lender shall have a lien and a right of setoff against, and Guarantor hereby grants to Lender a security interest in, all monies, securities and other property of Guarantor now and hereafter in the possession of or on deposit with Lender, whether held in a general or special account or deposit, or for safekeeping or otherwise; every such lien and right of setoff may be exercised without demand upon or notice to Guarantor. No lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of Lender, by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing.

     9. If Borrower is a corporation or partnership, it is not necessary for Lender to inquire into the powers of Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf, and any of the Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

     10. Guarantor agrees to pay all reasonable attorneys' fees and all other reasonable costs and expenses which may be incurred by Lender in enforcing this Guarantee or in collecting all or any part of the Indebtedness.

     11. This Guarantee sets forth the entire agreement of Guarantor and Lender with respect to the subject matter hereof and supersedes all prior oral and written agreements and representations by Lender to Guarantor. No modification or waiver of any provision of this Guarantee or any right of Lender hereunder and no release of Guarantor from any obligation hereunder shall be effective unless in a writing executed by an authorized officer of Lender. There are no conditions, oral or otherwise, on the effectiveness of this Guarantee.

     12. This Guarantee shall inure to the benefit of Lender and its successors and assigns and shall be binding upon Guarantor and its heirs, personal representatives, successors and assigns. Lender may assign this Guarantee in whole or in part without notice.

     13. This Guarantee shall be governed by and construed according to the laws of the State of Arizona.

     IN WITNESS WHEREOF these presents are executed as of the 8th day of June, 1999.

                       GUARANTOR:

                       NORD RESOUNCES CORPORATION, a Delaware corporation



                         By:   /s/ Ray W. Jenner
                              Its   VP-Finance

                         Address:  201 Third Street, NW
                                   Albuquerque, NM  87102




STATE OF ARIZONA    )
                    ) ss.
COUNTY OF PIMA      )

     The foregoing instrument was acknowledged before me this _____ day of June, 1999, by _______________________________, the
____________________________ of NORD RESOURCES CORPORATION, and a
Delaware corporation, on behalf of that corporation.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                              /s/ Sue Utter
                              Notary Public

My commission expires:

February 22, 2003